As filed with the Securities and Exchange Commission on August 22, 1997.
                           Registration No. 333-26841

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                             LIFE USA HOLDING, INC.
               (Exact name of issuer as specified in its charter)

            MINNESOTA                                           41-1578384
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                              --------------------

                      Suite 95, Interchange North Building
                              300 South Highway 169
                          Minneapolis, Minnesota 55426
                                 (612) 546-7386

                          (Address, including zip code,
                    of issuer's principal executive offices)

                              --------------------

                             LIFE USA HOLDING, INC.
                             1990 STOCK OPTION PLAN
                            (Full title of the plan)

                              --------------------

                  Robert W. MacDonald, Chief Executive Officer
                             Life USA Holding, Inc.
                      Suite 95, Interchange North Building
                              300 South Highway 169
                          Minneapolis, Minnesota 55426
                                 (612) 546-7386

           (Name and address, including zip code and telephone number, including area code, of agent for service)

                              --------------------

                                   COPIES TO:

                              Catherine A. Bartlett
                        Kaplan, Strangis and Kaplan, P.A.
                  5500 Norwest Center, 90 South Seventh Street
                          Minneapolis, Minnesota 55402
                                 (612) 375-1138

           INCORPORATION OF PRIOR REGISTRATION STATEMENTS BY REFERENCE

         In connection with the registration of additional shares of the Common Stock of Life USA Holding, Inc. issuable under its 1990 Stock Option Plan, and in accordance with Instruction E to Form S-8, the contents of Registration Statement No. 33-81444 filed with the Securities and Exchange Commission on July 11, 1994, Registration Statement No. 33-85768 filed with the Securities and Exchange Commission on October 31, 1994, Registration Statement No. 33-34482 filed with the Securities and Exchange Commission on May 2, 1996 and Registration Statement No. 333-26841 filed with the Securities and Exchange Commission on May 9, 1997 are hereby incorporated by reference herein.


                       PURPOSE OF POST-EFFECTIVE AMENDMENT

         The purpose of this post-effective amendment is to correct the identification of members of the Board of Directors of the registrant. Messrs. Carlson and Oster were members of the Board at the time of approval of additional shares under the 1990 Stock Option Plan and at the times of shareholder approval, but were no longer members of the Board at the time of filing of Registration Statement No. 333-26841.

ITEM 8.  EXHIBITS.

         23.2     Consent of Ernst & Young LLP
         24       Powers of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Post-Effective Amendment No. 1 to Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on August 22, 1997.

                                Life USA Holding, Inc.


                                By: /s/ Robert W. MacDonald
                                    --------------------------------------
                                    Robert W. MacDonald
                                    Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                         Title                      Date
         ---------                         -----                      ----

/s/ Robert W. MacDonald            Chief Executive Officer       August 22, 1997
----------------------------    (Principal Executive Officer)
Robert W. MacDonald                     and Director


/s/ Mark A. Zesbaugh              Executive Vice President,      August 22, 1997
----------------------------              Chief
Mark A. Zesbaugh                Financial Officer, Treasurer
                                  and Secretary (Principal
                                   Accounting Officer and
                                         Director)


               *                         Director
----------------------------
Hugh Alexander

         Signature                         Title                      Date
         ---------                         -----                      ----


               *                         Director
----------------------------
Jack H. Blaine


               *                         Director
----------------------------
Margery G. Hughes


               *                         Director
----------------------------
Barbara J. Lautzenheiser


               *                         Director
----------------------------
Daniel J. Rourke


               *                         Director
----------------------------
Ralph Strangis


               *                         Director
----------------------------
Donald J. Urban

         *Mark A. Zesbaugh, pursuant to Powers of Attorney executed by each of the directors above whose name is marked by a "*," by signing his name hereto does hereby sign and execute this Registration Statement of Life USA Holding, Inc. on behalf of each such director.

                                INDEX TO EXHIBITS


                                                                    Sequentially
                                                                      Numbered
                                                                        Page
                                                                        ----
23.2     Consent of Ernst & Young LLP
24       Powers of Attorney